EXHIBIT 32


                  CERTIFICATION PURSUANT TO SECTION 906 OF THE
                           SARBANES-OXLEY ACT OF 2002


         The undersigned executive officers of the Registrant hereby certify to the best of their knowledge that this Quarterly Report on Form 10-QSB for the quarter ended September 30, 2004 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.



Date: November 15, 2004    By: /s/ Mark S. White
                               -------------------------------------------------
                               Name:  Mark S. White
                               Title: President and Chief Executive Officer


Date: November 15, 2004    By: /s/ Sue Allen Smith
                               -------------------------------------------------
                               Name: Sue Allen Smith
                               Title: Vice President and Chief Financial Officer



A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to Osage Federal Financial, Inc. and will be retained by Osage Federal Financial, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.